UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 10, 2009
General Cable Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 10, 2009, General Cable Corporation (the “Company”) issued a press release announcing it has extended its offer to exchange its new Subordinated Convertible Notes due 2029 for its outstanding 1.00% Senior Convertible Notes due 2012, to midnight, New York City time, on December 11, 2009, unless further extended or earlier terminated by the Company. The exchange offer had been scheduled to expire at midnight, New York City time, on November 24, 2009.
     A copy of the press release announcing the extension of the exchange offer is attached as Exhibit 99 to this Form 8-K and incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The Exhibit furnished in this report is listed in the Index to Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION
November 10, 2009	By:	/s/ Robert J. Siverd
Robert J. Siverd
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
99	Press Release	Furnished Herewith

3